                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549



                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)    20-Sep-96


        The Money Store Inc. (as Representative) and TMS Auto Holdings, Inc. (as Seller) under a Sale and Servicing Agreement dated as of May 31, 1996 in conection with the issuance of TMS Auto Trust Asset Backed Securities, (Series 1996-1).


                             The Money Store Inc.

                            TMS Auto Holdings, Inc.
          -------------------------------------------------------
          (Exact name of regristrant as specified in its charter)


           Delaware                                    Applied For
           New Jersey            Applied For           Applied For
           ----------            -----------           -----------
          State or other         (Commission          (IRS Employer
           jurisdiction          File Number)           ID Number)
         of incorporation)


             2840 Morris Avenue,     Union, New Jersey  07083
             ----------------------------------------------------
             (Address of principal executive officer)


             Registrant's Telephone Number,
             including area code:               908-686-2000
                                                -----------------

                                      n/a
             -------------------------------------------------------------
             (Former name or former address, if changed since last report)

             Item 5      Other Events
                         ----------------------


      Attached herein as Annex A is a copy of the Monthly Statement sent to the Noteholders and Certificateholders for the remittance date of: 20-Sep-96

                               SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                                THE MONEY STORE INC.
                                                TMS AUTO HOLDINGS, INC.



                                                By /S/ James K. Ransom
                                                ----------------------
                                                 James K. Ransom
                                                Vice President









      Dated:    09/20/96

                       TMS AUTO RECEIVABLES TRUST 1996-1
                      7.10%  Asset  Backed  Certificates
                            SERVICER'S CERTIFICATE

                  IN ACCORDANCE WITH SECTION 5.8 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF MAY 31, 1996, THE MONEY STORE AUTO FINANCE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1996 - 1 FOR THE SEPTEMBER 13, 1996 DETERMINATION DATE

   DISTRIBUTION DATE             09/20/96      MONTHLY PERIOD             Aug-96

A. Information Regarding the Current Monthly Distribution:

   I. CERTIFICATES

      (a)  The aggregate amount of the
             distribution to Certificateholders
             from the Collection Account                               41,416.67

      (b)  The amount of the distribution set
              forth in  A. 1. (a) above in respect
              of interest from the Collection Account                  41,416.67

      (c)  The amount of the distribution set forth
              in  A. 1. (a) above in respect of
              principal from the Collection Account                         0.00

      (d)  The amount of such distribution payable out
              of amounts withdrawn from the Spread
              Account or pursuant to a claim
              on the Policy (Deficiency Claim Amount)                       0.00

      (e)  The amount of the distribution set forth in  A. 1. (a)
              above per $1,000 interest                                5.9166671

      (f)   The amount of the distribution set forth in  A. 1. (b)
              above per $1,000 interest                                5.9166671

      (g)  The amount of the distribution set forth in  A. 1. (c)
              above per $1,000 interest                                0.0000000

      (h)  The amount of the distribution set forth in  A. 1. (d)
              above per $1,000 interest                                0.0000000


B. Information Regarding the Performance of the Trust:

   I. POOL AND CERTIFICATE BALANCES

      (a)  The Pool Balance as of the close of business
              on the last day of the preceding Monthly Period     188,047,466.38

      (b)  The Certificate Balance as of the close of business
              on the last day of the preceding Monthly Period, after
              giving effect to payments allocated to principal set
              forth in Paragraph  A. 1. (c)  above                  7,000,000.00

      (c)  The Certificate Factor as of the close of business on the
              last day of the preceding Monthly Period                 1.0000000

2.  SERVICING FEE

    (a)  The aggregate amount of the Servicing Fee paid to the
            Servicer with respect to the preceding Monthly Period
            from the Collection Account                              731,187.55
    (b)  The amount of such Servicing Fee per $ 1,000 interest      104.4553643
    (c)  The amount of any unpaid Servicing Fee                            0.00
    (d)  The change in the amount of any unpaid Servicing Fee
            from the previous Distribution Date                            0.00

3.  OTHER FEES

    (a) The aggregate amount of Trustee Fees paid to the Trustee
            from the Collection Account                                  333.33
    (b) The aggregate amount of Insurance Premium paid to the
           Certificate Insurer from the Collection Account             1,458.33

4.  PAYMENT SHORTFALLS

    (a)  The amount of the Interest Carryover Shortfall after
            giving effect to the payments set forth in Paragraph
            A. 1. (b) above                                                0.00
    (b)  The amount of such Interest Carryover Shortfall
            per $1,000 Interest                                       0.0000000
    (c)  The change in the amount of the Interest Carryover
            Shortfall from the previous Distribution Date                  0.00
    (d)  The amount of the Principal Carryover Shortfall after giving effect to the payments set forth in Paragraph
            A. 1. (c) above                                                0.00
    (e)  The amount of such Principal Carryover Shortfall
            per $1,000 Interest                                       0.0000000
    (f)  The change in the amount of the Principal Carryover
            Shortfall from the previous Distribution Date                  0.00


5.  REALIZED LOSSES

    (a)  Realized Losses for the Period funded by
           the Spread Account                                         93,242.47
               1.  Cram Down Losses                     719.71
               2.  Losses on Liquidated Receivables  92,522.76
    (b)  Aggregate Realized Losses, if any,
               1.  Preceding Monthly Period             Aug-96       112,010.14
               2.  Second preceding Monthly Period      Jul-96        18,767.67

6.  PURCHASE AMOUNTS

    The aggregate Purchase Amounts for Receivables,
    if any, that were repurchased in such period                           0.00

7.  PAYAHEAD ACCOUNT

    (a)  The aggregate Payahead Balance                              230,250.40
    (b)  The change in the Payahead Balance from the
           previous Distribution Date                                (31,018.71)
              (1)  The aggregate Payaheads pursuant to
                      Section 14.03 for the Monthly
                      Period which were transferred from
                      the Collection  Account to the
                      Payahead A                           57,096.06
              (2)  The portion of the Payaheads
                      constituting Scheduled Payments
                      on PreComputed Receivables or
                      the portion that are applied
                      to Prepay a PreComputed
                      Receivable in full pursuant to
                      Section 14.03 which were
                      transferred from the Payahead
                      Account to the Collection Accoun     88,114.77
    (c)  The investment earnings on funds in the Payahead
           Account (transferred from the Payahead to the
           Collection Account) and remitted to the Seller
           as Supplemental Servicing Fee                                 128.30
                                      (2)

8.    SPREAD ACCOUNT
            (a)  The Spread Account balance after giving effect to
                    distributions made on such Distribution  Date                                   9,494,030.05
            (b)  The change in the Spread Account balance on such
                    Distribution  Date                                                              1,218,329.69
            (c)   The Amount withdrawn from the Spread Account and
                     payable to the Certificateholders (Deficiency Claim Amount)                            0.00
            (d)   The Amount withdrawn from the Spread Account and
                     payable to the Seller  (Remaining Funds).                                              0.00
            (e)   The investment earnings on funds in the Spread Account
                     (transferred from the Spread to the Collection Account) and
                     remitted to the Seller as Supplemental Servicing Fee                              23,129.83

9.    THE POLICY

            The amount distributable from the Policy and payable to the
            Certificateholders, after giving effect to withdrawals from the
            Spread Account (Deficiency Claim Amount)                                                        0.00

10.    THE NOTICES

            (a)   Pursuant to Section 14.04, there is a Deficiency Claim Amount of
                         $0.00  to be withdrawn from the Spread Account to fund the amount payable on the related Distribution Date for items (i) thru (v)
                     of Section 14.0

            (b)   Pursuant to Section 14A.02, there is a Deficiency Claim Amount of
                         $0.00  to be withdrawn from the Policy to fund the amount
                     payable on the related Distribution Date for items (i) thru (v) of
                     Section 14.06 (b)

11.    TERMINATION OF TRUST

            The amount to be distributed to the Certificateholders from the Collection
            Account pursuant to the Termination of the Trust ( Section 20.01 )                              0.00

12.    OTHER INFORMATION
            Pursuant to Section 13.09 (b) (i)
            (a)     Delinquency Ratio                                          4.7927%
            (b)     Average Delinquency Ratio                                  3.2227%
            (c)     Default Rate                                               3.9850%
            (d)     Average Default Rate                                       1.6805%
            (e)     Net Loss Rate                                              0.5767%
            (f)     Average Net Loss Rate                                      0.2286%

            Pursuant to Section 13.09 (b) (ii)
            Trigger Event occurred as of                                       NO

            Pursuant to Section 13.09 (b) (iii)
            Prior Trigger Event Deemed Cured  as  of                           NO

            Pursuant to Section 13.09 (b) (iv)
            Insurance Agreement Event of Default                               NO

**NOTE**    Pursuant to Section 14.02 (b)
            Amount deposited into the Collection Account due to
            mistaken deposits, postings or checks returned for
            insufficient funds to be reimbursed to the Servicer                                             0.00

                                      (3)

13.    PRE-FUND ACCOUNT
           (a)  The Pre-Fund Account balance after giving effect to
                    distributions made on such Distribution  Date                                     0.00
           (b)  The Pre-Fund Account Balance per $ 1,000 interest                                0.0000000
           (c)  The Amount withdrawn from the Pre-Fund Account and transferred
                    to the Collection Account (payable to the Certificateholders)                     0.00
           (d)  The amount of Pre-Fund Account distribution per $ 1,000 interest                 0.0000000
           (e)  The interest earnings on funds in the Pre-Fund Account
                    (transferred from the Pre-Fund to the Collection Account) and
                    remitted to the Seller as Supplemental Servicing Fee                        207,641.49

14.    CAPITALIZED INTEREST ACCOUNT

           (a)  The Capitalized Interest Account balance after giving effect to
                   distributions made on such Distribution  Date                                      0.00
           (b)   The Amount withdrawn from the Capitalized Interest Account and transferred to the Collection Account (payable to the
                    Certificateholders)                                                               0.00
           (c)   The Amount withdrawn from the Capitalized Interest Account and transferred to the Collection Account (payable to the
                    Sellers)                                                                          0.00
           (e)   The interest earnings on funds in the Capitalized Interest Account
                    (transferred from the Capitalized Interest to the Collection Account)
                    and remitted to the Seller as Supplemental Servicing Fee                      1,740.82






























                                    ( 4 )

I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 4.9 of the Pooling and Servicing Agreement dated May 31, 1996 pertaining to Series 1996 - 1 in preparing the Servicer's Certificate.


             THE MONEY STORE AUTO FINANCE INC.






             By:      /S/ Harry Puglisi
             ----------------------------
                      HARRY PUGLISI
                      TREASURER

                       TMS AUTO RECEIVABLES TRUST 1996-1
               Class A-1 5.6375% Money Store Asset Backed Notes
                  Class A-2 Floating Rate Asset Backed Notes
                      Class A-3 6.85% Asset Backed Notes


             IN ACCORDANCE WITH THE SALE AND SERVICING AGREEMENT
          DATED AS OF MAY 31, 1996, THE MONEY STORE AUTO FINANCE INC.
                 REPORTS THE FOLLOWING INFORMATION PERTAINING
       TO SERIES 1996 - 1 FOR THE SEPTEMBER 13, 1996 DETERMINATION DATE


             DISTRIBUTION DATE      09/20/96      MONTHLY PERIOD                   Aug-96


A. Information Regarding the Current Monthly Distribution :

   I.    NOTES
             (a)  The aggregate amount of the distribution to
                    Noteholders' from the Collection Account with respect to:
                        Class A-1 Notes                                      4,649,635.77
                        Class A-2 Notes                                        428,381.25
                        Class A-3 Notes                                        330,512.50

             (b)  The amount of the distribution set forth in  A. 1. (a)
                     above in respect of interest from the Collection Account:
                        Class A-1 Notes                                        182,600.12
                        Class A-2 Notes                                        428,381.25
                        Class A-3 Notes                                        330,512.50

             (c)  The amount of the distribution set forth in  A. 1. (a)
                     above in respect of principal from the Collection Account:
                        Class A-1 Notes                                      4,467,035.65
                        Class A-2 Notes                                              0.00
                        Class A-3 Notes                                              0.00

             (d)  The amount of such distribution payable out of amounts withdrawn from the Spread Account or pursuant to a claim
                     on the Policy (Deficiency Claim Amount) with respect to:
                        Class A-1 Notes                                              0.00
                        Class A-2 Notes                                              0.00
                        Class A-3 Notes                                              0.00

             (e)  The amount of the distribution set forth in  A. 1. (a)
                     above per $1,000 interest with respect to:
                        Class A-1 Notes                                       103.0961368
                        Class A-2 Notes                                         4.7597917
                        Class A-3 Notes                                         5.7083333

             (f)   The amount of the distribution set forth in  A. 1. (b)
                     above per $1,000 interest with respect to:
                        Class A-1 Notes                                         4.0487831
                        Class A-2 Notes                                         4.7597917
                        Class A-3 Notes                                         5.7083333

             (g)  The amount of the distribution set forth in  A. 1. (c)
                     above per $1,000 interest with respect to:
                        Class A-1 Notes                                        99.0473537
                        Class A-2 Notes                                         0.0000000
                        Class A-3 Notes                                         0.0000000

             (h)  The amount of the distribution set forth in  A. 1. (d)
                     above per $1,000 interest with respect to:
                        Class A-1 Notes                                         0.0000000
                        Class A-2 Notes                                         0.0000000
                        Class A-3 Notes                                         0.0000000


B. Information Regarding the Performance of the Trust:

   1.    POOL AND NOTE BALANCES
              (a)  The Pool Balance as of the close of business
                      on the last day of the preceding Monthly Period             188,047,466.38

              (b)  The Class Note Balances as of the close of business
                      on the last day of the preceding Monthly Period, after
                      giving effect to payments allocated to principal set
                      forth in Paragraph  A. 1. (c)  above wtih respect to:
                          Class A-1 Notes                                          33,147,466.38
                          Class A-2 Notes                                          90,000,000.00
                          Class A-3 Notes                                          57,900,000.00

              (c)  The Class Note Factor as of the close of business on the last day of the preceding Monthly Period with respect to:
                          Class A-1 Notes                                              0.7349771
                          Class A-2 Notes                                              1.0000000
                          Class A-3 Notes                                              1.0000000

   2.    SERVICING FEE

              (a)  The aggregate amount of the Servicing Fee paid to the
                      Servicer with respect to the preceding Monthly Period
                      from the Collection Account                                     731,187.55
              (b)  The amount of such Servicing Fee per $ 1,000 interest               3.6559378
              (c)  The amount of any unpaid Servicing Fee                                   0.00
              (d)  The change in the amount of any unpaid Servicing Fee
                      from the previous Distribution Date                                   0.00

   3.    OTHER FEES

              (a) The aggregate amount of Trustee Fees paid to the Trustee
                      from the Collection Account                                         333.33
              (b) The aggregate amount of Insurance Premium paid to the
                    Noteholders' Insurer from the Collection Account                   37,718.22

   4.    PAYMENT SHORTFALLS

              (a)  The amount of the Noteholders' Interest Carryover Shortfall after giving effect to the payments set forth in Paragraph
                      A. 1. (b) above with respect to:
                          Class A-1 Notes                                                   0.00
                          Class A-2 Notes                                                   0.00
                          Class A-3 Notes                                                   0.00

              (b)  The amount of such Interest  Carryover  Shortfall
                      per  $1,000  Interest
                          Class A-1 Notes                                              0.0000000
                          Class A-2 Notes                                              0.0000000
                          Class A-3 Notes                                              0.0000000

              (c)  The change in the amount of the Interest Carryover Shortfall
                      from  the  previous  Distribution  Date                               0.00
              (d)  The amount of the Principal Carryover Shortfall after giving effect to the payments set forth in Paragraph
                      A. 1. (c) above                                                       0.00
              (e)  The amount of such Principal  Carryover  Shortfall
                      per  $1,000  Interest                                            0.0000000
              (f)  The change in the amount of the Principal Carryover Shortfall
                      from  the  previous  Distribution  Date                               0.00

                                      ( 2 )


5.    REALIZED LOSSES
          (a)  Realized Losses for the Period funded by the Spread Account           93,242.47
                                   1.  Cram Down Losses                  719.71
                                   2.  Losses on Liquidatedd Receivables 92,522.76
          (b)  Aggregate Realized Losses, if any,
                                   1.  Preceding Monthly Period          Aug-96     112,010.14
                                   2.  Second precceding Monthly         Jul-96      18,767.67

6.    PURCHASE AMOUNTS

          The aggregate Purchase Amounts for Receivables,
          if any, that were repurchased in such period                                    0.00

7.    PAYAHEAD ACCOUNT

          (a)  The aggregate Payahead Balance                                       230,250.40
          (b)  The change in the Payahead Balance from the
                  previous Distribution Date                                        (31,018.71)
                    (1)  The aggregate Payaheads pursuant to Section 5.6
                         for the Monthly Period which were transferred
                         from the Collection  Account                      57,096.06
                    (2)  The portion of the Payaheads constituting
                         Scheduled Payments on PreComputed Receivables
                         or the portion that are applied to Prepay a
                         PreComputed Receivable in full pursuant to
                         Section 5.6 which were transferred from the
                         Payahead Account                                  88,114.77
          (c)  The investment earnings on funds in the Payahead Account
                 (transferred from the Payahead to the Collection Account) and
                 remitted to the Seller as Supplemental Servicing Fee                   128.30

8.    SPREAD ACCOUNT

          (a)  The Spread Account balance after giving effect to
                  distributions made on such Distribution  Date                   9,494,030.05
          (b)  The change in the Spread Account balance on such
                  Distribution  Date                                              1,218,329.69
          (c)   The Amount withdrawn from the Spread Account and
                   payable to the Certificateholders (Deficiency Claim Amount)            0.00
          (d)   The Amount withdrawn from the Spread Account and
                   payable to the Seller  (Remaining Funds).                              0.00
          (e)   The investment earnings on funds in the Spread Account
                   (transferred from the Spread to the Collection Account) and
                   remitted to the Seller as Supplemental Servicing Fee              23,129.83

9.    THE POLICY

          The amount distributable from the Policy and payable to the
          Noteholders, after giving effect to withdrawals from the
          Spread Account (Deficiency Claim Amount)                                        0.00

10.    THE NOTICES

          (a)   Pursuant to Section 5.4, there is a Deficiency Claim Amount of
                 $0.00  to be withdrawn from the Spread Account to fund the amount payable on the related Distribution Date for items (i) thru (vi)
                 of Sec

          (b)   Pursuant to Section 5A.1, there is a Deficiency Claim Amount of
                 $0.00  to be withdrawn from the Policy to fund the amount
                 payable on the related Distribution Date for items (i) thru (vi) of
                 Section 5.6 (b)

                              ( 3 )


11.    TERMINATION OF TRUST
           The amount to be distributed to the Certificateholders from the Collection
           Account pursuant to the Termination of the Trust (Section 307)                           0.00

12.    PRE-FUND ACCOUNT

           (a)  The Pre-Fund Account balance after giving effect to
                   distributions made on such Distribution  Date                                    0.00
           (b)  The Pre-Fund Account Balance per $1,000 interest
                      Class A-1 Notes                                                          0.0000000
                      Class A-2 Notes                                                          0.0000000
                      Class A-3 Notes                                                          0.0000000
           (c)   The Amount withdrawn from the Pre-Fund Account and transferred
                    to the Collection Account (payable to the Noteholders)                          0.00
           (d)  The amount of Pre-Fund Account distribution per $1,000 interest                0.0000000
           (e)  The interest earnings on funds in the Pre-Fund Account
                    (transferred from the Pre-Fund to the Collection Account) and
                    remitted to the Seller as Supplemental Servicing Fee                      207,641.49

13.    CAPITALIZED INTEREST ACCOUNT

           (a)  The Capitalized Interest Account balance after giving effect to
                   distributions made on such Distribution Date                                     0.00
           (b)   The Amount withdrawn from the Capitalized Interest Account and transferred to the Collection Account (payable to the
                    Certificateholders and Noteholders)                                             0.00
           (c)   The Amount withdrawn from the Capitalized Interest Account and transferred to the Collection Account (payable to the
                    Sellers)                                                                        0.00
           (e)   The interest earnings on funds in the Capitalized Interest Account
                    (transferred from the Capitalized Interest to the Collection Account)
                    and remitted to the Seller as Supplemental Servicing Fee                    1,740.82

14.    OTHER INFORMATION

           Pursuant to Section 4.9 (b) (i)
           (a)  Delinquency Ratio                                                                4.7927%
           (b)  Average Delinquency Ratio                                                        3.2227%
           (c)  Default Rate                                                                     3.9850%
           (d)  Average Default Rate                                                             1.6805%
           (e)  Net Loss Rate                                                                    0.5767%
           (f)  Average Net Loss Rate                                                            0.2286%

           Pursuant to Section 4.9 (b) (ii)
           Trigger Event occurred as of                                                               NO

           Pursuant to Section 4.9 (b) (iii)
           Prior Trigger Event Deemed Cured                                                           NO

           Pursuant to Section 4.9 (b) (iv)
           Insurance Agreement Event of Defa                                                          NO

           Weighted Average Coupon Rate                                                           19.520
           Weighted Average Remaining Terms                                                       48.900

**NOTE**   Pursuant to Section 5.2 (b)
           Amount deposited into the Collection Account due to
           mistaken deposits, postings or checks returned for
           insufficient funds to be reimbursed to the Servicer                                      0.00

                                      (4)

I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 4.9 of the Pooling and Servicing Agreement dated May 31 1996 pertaining to Series 1996 - 1 in preparing the accompanying Servicer's Noteholders' Statement.


         THE MONEY STORE AUTO FINANCE INC.






         By:      /S/ Harry Puglisi
         ---------------------------------
                  HARRY PUGLISI
                  TREASURER





                                      (5)